SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 1999

                                 GENENTECH, INC.
                       ----------------------------------
              (Exact name of registrant as specified in it charter)

             Delaware             1-9813            94-2347624
         ---------------      -------------     -------------------
         (State or other       (Commission       (I.R.S. Employer
         jurisdiction of       File Number)     Identification No.)
         incorporation)


                                    1 DNA Way
                      South San Francisco, California 94080
                       ----------------------------------
                    (Address or principal executive offices)


                                 (650) 225-1000
                       ----------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                       ----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

Genentech, Inc. (the "Company") is hereby filing three press releases issued on June 2, 1999, June 14, 1999 and June 14, 1999, respectively, in connection with the redemption of the Company's Callable Putable Common Stock $.02 par value and the proposed offering of shares of the Company's Common Stock $.02 par value by Roche Holdings, Inc.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1:  Press Release dated June 2, 1999

Exhibit 99.2:  Press Release dated June 14, 1999

Exhibit 99.3:  Press Release dated June 14, 1999



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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GENENTECH, INC.
                                       Registrant

                                       By: /s/ Louis J. Lavigne, Jr.
                                           ----------------------------
                                       Louis J. Lavigne, Jr.
                                       Executive Vice President and
                                       Chief Financial Officer

Date: June 28, 1999



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